EXHIBIT 32.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kurt Adzema, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Finisar Corporation (the “Company”) on Form 10-Q for the three months ended October 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	December 8, 2010
/s/ Kurt Adzema
Kurt Adzema
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)